UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
May 3, 2006
(Date of report; date of
earliest event reported)
Commission file number: 1-3754
GENERAL MOTORS ACCEPTANCE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	38-0572512 (I.R.S. Employer Identification No.)
200 Renaissance Center
P.O. Box 200 Detroit, Michigan
48265-2000
(Address of principal executive offices)
(Zip Code)
(313) 556-5000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
General Motors (GM) will host the 2006 GM/GMAC Global Relationship Bank Conference on May 3, 2006 in Detroit, Michigan. General Motors Acceptance Corporation (GMAC) is furnishing, as Exhibit 99.1 to this report, the presentation materials of Eric Feldstein, GMAC Chairman, and Sanjiv Khattri, GMAC Executive Vice President and Chief Financial Officer. This Exhibit 99.1 is incorporated by reference herein.
The materials are also available at http://investor.gm.com in Calendar/Events in the Recent Events section.
Item 9.01 Financial Statements and Exhibits

Exhibit	Description
99.1	Presentation materials
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
GENERAL MOTORS ACCEPTANCE CORPORATION
(Registrant)

Dated: May 3, 2006	/s/ Sanjiv Khattri
Sanjiv Khattri
Executive Vice President, Chief Financial Officer and Director

Dated: May 3, 2006	/s/ Linda K. Zukauckas
Linda K. Zukauckas
Vice President and Corporate Controller

EXHIBIT INDEX

Exhibit	Description
99.1	Presentation materials